------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                   ------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                   -------------------------------------------


Date of Report (Date of earliest event reported):  July 18, 1996
                                                  (July 16, 1996)

                              TrustCo Bank Corp NY
 ---------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


         --------------------------------------------------------------
                                    New York
                 (State or other jurisdiction of incorporation)


                               0-10592 14-1630287
           (Commission File Number) (IRS Employer Identification No.)


                 192 Erie Boulevard, Schenectady, New York 12305
 ---------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311




- ----------------------------------------------------------------------------

TrustCo Bank Corp NY


Item 5.           Other Events

      On July 16, 1996, TrustCo Bank Corp NY ("TrustCo") issued two press releases with year to date and second quarter results for the period ending June 30, 1996. Attached is a copy of each press release labeled as Exhibits 99(a) and 99(b).


Item 7            (c) Exhibits


                  Reg S-K Exhibit No.            Description
                  99(a)                          Highlights Press Release of
                                                 July  16,  1996,   for  the
                                                 period   ending   June  30,
                                                 1996,   regarding  year  to
                                                 date  and  second   quarter
                                                 results.

                  99(b)                          Press  Release  of July 16,
                                                 1996, for the period ending
                                                 June  30,  1996,  regarding
                                                 year  to  date  and  second
                                                 quarter results.

                                       SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  July 18, 1996

                                                  TrustCo Bank Corp NY
                                                  (Registrant)


                                                   By:/s/ Robert T. Cushing
                                                   Robert T. Cushing
                                                   Vice President and
                                                   Chief Financial Officer

                                    Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.                          Description
- ------------------                       ------------------------------
         99(a)                             Highlights  Press Release of July
                                           16, 1996,  for the period  ending
                                           June 30, 1996,  regarding year to
                                           date and second quarter results.

         99(b) Press Release of July 16, 1996, for the period ending June 30, 1996, regarding year to date and second quarter results.

                                  Exhibit 99(a)
TRUSTCO
Bank Corp NY                                News Release
- -----------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:  Trustco Bank                          NASDAQ -- TRST

Contact:                   William F. Terry
                           Senior Vice President and Secretary
                           (518) 381-3611

Schenectady, New York -- July 16, 1996


FOR IMMEDIATE RELEASE:

TrustCo Bank Corp NY
(dollars in thousands, except per share data)       6/96              6/95


Three Months Ended
         June 30:
         Net Income                          $   6,913,000         6,106,000

Average Equivalent
  Shares Outstanding                            18,201,000        17,957,000

         Net Income per Share                       $ .38               .34
                                                      ====              ===

Six Months Ended
         June 30:
         Net Income                          $  13,598,000       12,011,000

Average Equivalent
  Shares Outstanding                            18,206,000       17,933,000

         Net Income per Share                        $ .75              .67
                                                       ====             ===

Period End:
Total Assets                                 2,223,973,000    2,086,680,000
Total Nonperforming Loans                       13,926,000       13,335,000
Total Nonperforming Assets                      18,598,000       17,656,000
Allowance for Loan Losses                       50,582,000       43,715,000
Allowance as a Percentage
  of Total Loans                                      4.12%            3.70

Per share data has been  adjusted for the 6 for 5 stock split  effective  August
1995.

                                                           # # #


                  Exhibit 99(b)

TRUSTCO
Bank Corp NY                                  News Release
- ---------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:  Trustco Bank                     NASDAQ -- TRST

Contact:            William F. Terry
                       Senior Vice President and Secretary
                                 (518) 381-3611

For Immediate Release:

Schenectady, New York -- July 16, 1996



First half results for 1996 continue to reflect increases in net interest income, net income, operating efficiencies and loan quality. "We are extremely pleased with the results for the first half of this year. These results are in line with our projections for 1996, and reaffirm our belief that 1996 and 1997 will be excellent years for TrustCo." Making the announcement was Robert A. McCormick, President and Chief Executive Officer.

Record second quarter net income of $6.9 million for 1996 was 13% greater than the $6.1 million recorded in the comparable 1995 period. Earnings per share reached $0.38 for the second quarter of 1996, up 12% over prior years. Consistent with the increases for the second quarter results, the six month year-to-date 1996 net income and earnings per share were $13.6 million and $0.75. The six month results for 1996 are an increase of 13%, and 12% over the net income and earnings per share for 1995.

"At TrustCo, we measure our performance consistent with our shareholders' expectations. Return on shareholders' equity is the most significant measure of how effective we are at investing the funds that our shareholders have given to us. To date in 1996, we have realized an annualized return on shareholders' equity of 18.5%, which taken together with our plans for the second half of this year, will result in a 19% return on equity for 1996. We are very pleased with our results for 1996, but are even more proud of how well TrustCo has performed over the last five years. Our average return on equity for the period January 1, 1991, through June 30, 1996, was 17.0%. I cannot think of any other major financial institution locally that can match those results," stated Mr. McCormick.

For the second quarter of 1996, TrustCo's efficiency ratio was 39.0%, as compared to 42.8% in 1995. At the 1996 Annual Meeting of Shareholders, Mr. McCormick noted that the efficiency ratio is a measure of operating costs compared to net interest income, and that the lower the ratio the more efficiently the company was operated. The results for 1996 put TrustCo among the most efficient banking enterprises in the United States. Commenting on the operations of TrustCo, Mr. McCormick noted, "Operating costs and controls over our expenses are an integral part of the banking philosophy here at TrustCo. We get every employee involved in efforts to reduce our operating expenses and to develop ideas to make TrustCo an even more efficient operation in the future. This philosophy is more than a slogan of the month, it is the way we do business year after year."

Another long standing attribute benefitting shareholders is the consistently high quality of assets at TrustCo. Nonperforming loans ended the second quarter of 1996 at $13.9 million, down from the year end balance of $15.7 million and the first quarter balance of $15.6 million. Likewise, the coverage ratio of our allowance for loan losses to nonperforming loans grew to 3.6 times coverage as of June 30, 1996, compared to 3.1 times coverage at year end 1995. Also, during the quarter, TrustCo recognized $2.6 million of losses taken on the investment securities portfolio. Mr. McCormick noted, "When interest rates in the marketplace increase, as they have this quarter, we sell lower yielding securities to generate cash for investment at the higher yields. At June 30, 1996, we have $435 million invested in overnight federal funds, which can be reinvested in the coming months in other securities at a significant premium to the rates currently being realized. The end result of this strategy is that income in future periods will benefit from these actions, even though we had to take losses this year. A relatively small loss today will generate significant increases to interest income in the future."

Also during the quarter, TrustCo opened a new banking facility at Malta Four Corners, located off exit 12 of the Northway. This is the 48th branch for TrustCo, and is another clear indication of TrustCo's commitment to the Upstate New York communities. "Our expansion program is focused on the Capital District area. We are dedicated to this region, and believe it represents a tremendous opportunity for our Company in the future. While other banks focus on other states and other regions of the country, TrustCo continues to dedicate itself to being the "Hometown Bank," stated Mr. McCormick.

TrustCo is a $2.2 billion bank holding company, and through its subsidiary bank, Trustco Bank, National Association, operates 48 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Warren and Washington counties. In addition, the bank operates a full service Trust Department with $868 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.



FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)
                                                           Three Months Ended

                                               06/30/96     03/31/96    06/30/95
Summary of operations
   Net interest income (TE)                     $22,176       21,761      20,615
   Provision for loan losses                        854        3,110       3,045
   Net gain/(loss) from securities transactions  (2,630)        (421)        417
   Noninterest income                             3,655        3,548       3,569
   Noninterest expense                           10,675       10,446      11,862
   Net income                                     6,913        6,685       6,106

Per common share (1)
   Net income                                      0.38         0.37        0.34
   Cash dividends                                  0.28         0.28        0.23
   Book value at period end                        8.67         8.74        8.38
   Market price at period end                     19.25        20.69       18.13

At period end
   Full time equivalent employees                   432          431         446
   Full service banking offices                      48           47          45

Performance ratios
   Return on average assets                        1.25 %       1.23        1.21
   Return on average equity (2)                   18.64        18.32       17.36
   Efficiency (3)                                 39.01        40.42       42.79
   Net interest spread (TE)                        3.71         3.70        3.77
   Net interest margin (TE)                        4.14         4.13        4.22
   Dividend payout ratio                          70.42        72.67       66.07

Capital ratios at period end (4)
   Total equity to assets                          6.85         6.89        6.89
   Tier 1 risk adjusted capital                   12.64        12.74       12.29
   Total risk adjusted capital                    13.92        14.03       13.57

Asset quality analysis at period end
   Nonperforming loans to total loans              1.13         1.27        1.13
   Nonperforming assets to total assets            0.84         0.85        0.85
   Allowance for loan losses to total loans        4.12         4.12        3.70
   Coverage ratio (5)                              3.6X         3.3X        3.3X

(1)  All per share information has been adjusted for the 6 for 5 stock split effective August, 1995.
(2)   Average  equity  excludes  the effect of the market value  adjustment  for securities available for sale.
(3)   Calculated  as  noninterest   expense   (excluding  ORE  expense  and  any
      nonrecurring  charges)  divided by taxable  equivalent net interest income
      plus  noninterest   income   (excluding  ORE  income  and  net  securities
      transactions).
(4)   Capital  ratios  exclude  the effect of the  market  value  adustment  for securities available for sale.
(5)  Calculated as allowance for loan losses divided by total nonperforming loans
TE = Taxable equivalent.













FINANCIAL HIGHLIGHTS, Continued                                           Page 2


                                                  Six Months Ended
                                               06/30/96     06/30/95
Summary of operations
   Net interest income (TE)                     $43,936       41,958
   Provision for loan losses                      3,964        6,618
   Net gain/(loss) from securities transactions  (3,051)         628
   Noninterest income                             7,203        6,807
   Noninterest expense                           21,121       23,613
   Net income                                    13,598       12,011

Per common share (1)
   Net income                                      0.75         0.67
   Cash dividends                                  0.55         0.46
   Book value at period end                        8.67         8.38
   Market price at period end                     19.25        18.13

Performance ratios
   Return on average assets                        1.24%        1.21
   Return on average equity (2)                   18.48        17.23
   Efficiency (3)                                 39.71        43.69
   Net interest spread (TE)                        3.70         3.92
   Net interest margin (TE)                        4.14         4.35
   Dividend payout ratio                          71.53        67.14





CONSOLIDATED BALANCE SHEETS                                            Page 3
(dollars in thousands)


                                     06/30/96       12/31/95      06/30/95


ASSETS

  Loans, net                        $1,177,140      1,177,822     1,137,499
  Securities available for sale        488,352        640,206       322,371
  Investment securities                      0              0       332,857
  Federal funds sold                   435,000        239,000       165,000
                                    -----------    -----------   -----------
     Total earning assets            2,100,492      2,057,028     1,957,727

  Cash and due from banks               43,267         50,889        48,259
  Bank premises and equipment           24,269         25,008        25,895
  Other assets                          55,945         43,260        54,799
                                    -----------    -----------   -----------
     Total assets                   $2,223,973      2,176,185     2,086,680
                                    ===========    ===========   ===========
LIABILITIES
  Deposits:
     Demand                           $112,233        111,743       102,096
     Now accounts                      235,078        231,107       225,805
     Savings                           674,744        649,033       605,886
     Money market                       66,650         69,434        79,485
     Certificates of
       deposit > $100 thou              85,921         84,210        84,571
     Other time deposits               759,225        785,122       771,208
                                     -----------    -----------   -----------
       Total deposits                1,933,851      1,930,649     1,869,051

  Short-term borrowings                106,654         56,654        37,503
  Other liabilities                     30,036         28,783        32,587
                                     -----------    -----------   -----------
     Total liabilities               2,070,541      2,016,086     1,939,141

SHAREHOLDERS' EQUITY                   153,432        160,099       147,539
                                    -----------    -----------   -----------
     Total liabilities and
       shareholders' equity         $2,223,973      2,176,185     2,086,680
                                    ===========    ===========   ===========
Number of common shares
  outstanding, in thousands,
  restated for 1995 stock split        17,702         17,638        17,603




















CONSOLIDATED STATEMENTS OF INCOME                                       Page 4
(dollars in thousands, except per share data)

                                            Three Months Ended
                                       06/30/96       03/31/96      06/30/95

Interest income
     Loans                             $26,726         26,947        26,558
     Investments                        11,384         11,260        10,459
     Federal funds sold                  3,712          3,301         2,942
                                      -----------    -----------   -----------
          Total interest income         41,822         41,508        39,959

Interest expense
     Deposits                           19,193         19,644        19,643
     Borrowings                          1,097            733           230
                                      -----------    -----------   -----------
          Total interest expense        20,290         20,377        19,873
                                      -----------    -----------   -----------
          Net interest income           21,532         21,131        20,086

Provision for loan losses                  854          3,110         3,045
                                      -----------    -----------   -----------
          Net interest income after
            provision for loan losses   20,678         18,021        17,041

Net gain/(loss) from
     securities transactions            (2,630)          (421)          417
Noninterest income                       3,655          3,548         3,569
Noninterest expense                     10,675         10,446        11,862
                                      -----------    -----------   -----------
Income before income taxes              11,028         10,702         9,165
Income tax expense                       4,115          4,017         3,059
                                      -----------    -----------   -----------
Net income                              $6,913          6,685         6,106
                                      ===========    ===========   ===========

Net income per share                     $0.38           0.37          0.34
Avg equivalent shares
    outstanding, in thousands           18,201         18,210        17,957




























CONSOLIDATED STATEMENTS OF INCOME                                    Page 5
(dollars in thousands, except per share data)

                                                       Six Months Ended
                                                  06/30/96       06/30/95

Interest income
     Loans                                        $53,673         52,563
     Investments                                   22,644         18,883
     Federal funds sold                             7,013          6,617
                                               -----------    -----------
          Total interest income                    83,330         78,063

Interest expense
     Deposits                                      38,837         36,637
     Borrowings                                     1,830            446
                                               -----------    -----------
          Total interest expense                   40,667         37,083
                                               -----------    -----------
          Net interest income                      42,663         40,980

Provision for loan losses                           3,964          6,618
                                               -----------    -----------
          Net interest income after
            provision for loan losses              38,699         34,362

Net gain/(loss) from securities transactions       (3,051)           628
Noninterest income                                  7,203          6,807
Noninterest expense                                21,121         23,613
                                               -----------    -----------
Income before income taxes                         21,730         18,184
Income tax expense                                  8,132          6,173
                                               -----------    -----------
Net income                                        $13,598         12,011
                                               ===========    ===========

Net income per share                                $0.75           0.67
Avg equivalent shares outstanding, in thousands    18,206         17,933























CONSOLIDATED AVERAGE BALANCE SHEETS                                   Page 6
(in thousands)

                                                   Three Months Ended
                                       06/30/96       03/31/96      06/30/95

Total assets                          $2,215,544      2,181,734     2,031,611
Shareholders' equity                     151,767        158,037       143,713
Total loans                            1,227,421      1,227,164     1,171,702
Interest earning assets                2,138,647      2,100,562     1,953,127
Interest bearing liabilities           1,924,538      1,892,501     1,761,016





                                                         Six Months Ended
                                                 06/30/96       06/30/95

Total assets                                   $2,198,640      2,003,253
Shareholders' equity                              154,902        142,137
Total loans                                     1,227,293      1,167,707
Interest earning assets                         2,119,605      1,924,059
Interest bearing liabilities                    1,908,520      1,736,830






